CUSIP # 577081-AH-5*
                                                                 # 577081-AG-7*
                              NOTICE OF REDEMPTION
                                  MATTEL, INC.
                 8% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2001
                Issued under Indenture dated as of March 15, 1991

                        Redemption Date:  March 15, 1994
                        --------------------------------

NOTICE IS HEREBY GIVEN pursuant to Section 3.03 of Article Three of the above-mentioned Indenture that MATTEL, INC. (the "Company") has called for redemption on March 15, 1994 the entire outstanding principal amount of the Company's 8% Convertible Subordinated Debentures due 2001 (the "Debentures"), at a redemption price of 104.571% of the principal amount thereof. Interest in respect of the last semiannual interest period preceding redemption will be paid on March 15, 1994 to holders of record on March 1, 1994.

Debentures called for redemption must be surrendered to the Paying Agent set forth below together with the enclosed Letter of Transmittal & Redemption Form duly completed to collect the redemption price. Additional information, including important tax information, is set forth on the reverse side of the Letter of Transmittal & Redemption Form.

Holders may also elect to convert Debentures into Common Stock of the Company at a conversion price of $12.83 per share by presenting such Debentures to the Conversion Agent set forth below at any time prior to the close of business on March 15, 1994. As provided in the Debentures and the Indenture, and as previously disclosed by letter to holders of the Debentures dated June 11, 1993 and in the Company's Current Report on Form 8-K dated June 14, 1993, holders who surrender their Debentures for conversion on or subsequent to March 1, 1994 and on or prior to March 15, 1994 will be required to deliver to the Conversion Agent (on behalf of the Company) the amount of funds which is equal to the interest falling due on March 15, 1994. Converting holders must also complete the Conversion Notice on the reverse of the Debentures and satisfy the other requirements contained in Paragraph 7 of the Debentures.


                          Paying Agent/Conversion Agent
                          -----------------------------

           Delivery By Mail                          Delivery By Hand
           ----------------                          ----------------
           Chemical Bank                             Chemical Bank
           Debt Operations Department                Corporate Teller's Window
           J.A.F. Building, P.O. Box 2862            Room 234 - North Building
           New York, New York  10116-2862            55 Water Street
                                                     New York, New York

If delivery is by mail, we suggest the use of registered insured mail. A pre-addressed envelope has been enclosed for convenience in surrendering Debenture Certificates.

On March 15, 1994, the principal amount of the Debentures will become due and payable at 104.571% of the principal amount thereof, together with accrued interest to March 15, 1994. Unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after March 15, 1994, and the only remaining right of the holders of such Debentures is to receive the redemption price upon surrender to the Paying Agent of the Debentures redeemed.

                                      MATTEL, INC.


                                      By:  CHEMICAL BANK
DATED:  February 9, 1994                   (successor by merger to
                                            Manufacturers Hanover Trust Company)

                      ___________________________________
                             IMPORTANT INFORMATION

Under the provisions of the Internal Revenue Code, both principal and interest payments on securities may be subject to backup withholding of 31% of such payments to holders who have not certified their taxpayer identification number on Form W-9. Holders who wish to avoid backup withholding should submit a completed and signed Form W-9 when presenting securities for payment.
Space for doing so is provided on the enclosed letter of Transmittal & Redemption Form.

*No representation is made as to the correctness of these CUSIP numbers either as printed on the Debentures or contained in this Notice of Redemption.
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